UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2004

Dollar General Corporation
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-11421	61-0502302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 7, 2004, Dollar General Corporation (the “Company”) established a supplemental disability program for officers and certain highly compensated employees. UnumProvident will serve as the insurance provider and will issue individual disability insurance policies to eligible persons who participate. Premiums will be paid by the Company for all participants with annual base salaries of at least $225,000, and by the participant for participants with annual base salaries of less than $225,000. A copy of the documents comprising the supplemental disability program is filed herewith as Exhibit 99 and incorporated by reference as if fully set forth herein.

The supplemental disability program is effective for policies written on or after January 1, 2005 and provides a disability income benefit generally to age 67 in the amount of 75% of base salary less the amount of any other disability income protection provided to employees on a group or individual basis, including without limitation the Company's long-term disability plan for exempt salaried employees.  The guaranteed issue limit on the supplemental disability is up to $5,000 per month for participants with annual base salaries of at least $225,000 and $3,000 per month for participants with annual base salaries of less than $225,000. The exact amount of coverage will vary based on any individual underwriting limitations.  Currently, the Company's group long-term disability plan for exempt salaried employees provides a benefit of up to 60% of base salary with a maximum of $20,000 per month. Effective January 1, 2005, the maximum will be reduced to $15,000 per month.

In addition to the policies to be issued under the supplemental disability program, the Company previously purchased individual disability policies for the following named executive officers: David Perdue, Chairman and Chief Executive Officer, Tom Hartshorn, Executive Vice President of New Business Development, and Stonie O’Briant, Executive Vice President of Merchandising, Marketing and Strategic Planning. These policies will continue on an individual basis and the Company will continue paying premiums.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of businesses acquired.  N/A

(b)

Pro Forma Financial Information.  N/A

(c)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2004	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99	Dollar General Corporation Supplemental Executive Disability Program.

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